CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (UNAUDITED) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2016	Jun. 30, 2015
CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (UNAUDITED)
Net Income	$ 42,270	$ 58,642
Other Comprehensive Income
Translation Differences	99	18
Unrealized Loss on Defined benefit plan, Net of tax	(3)	13
Total Other Comprehensive Income	96	31
Total Comprehensive Income	$ 42,366	$ 58,673